UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2003

THE TORO COMPANY
 (Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-8649 (Commission File Number)	41-0580470 (I.R.S. Employer Identification Number)

8111 Lyndale Avenue South
Bloomington, Minnesota 55420
Telephone number: (952) 888-8801
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

See Exhibit List.

Item 12. Results of Operations and Financial Condition

On August 26, 2003, The Toro Company announced its earnings for the three and nine months ended August 1, 2003. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of The Toro Company’s press release in connection with the announcement. The information is not deemed filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent The Toro Company specifically incorporates the information by reference.

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION

99	Other

Registrant’s press release dated August 26, 2003 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)

Date:	August 26, 2003	By /s/ Stephen P. Wolfe Stephen P. Wolfe Vice President Finance, Treasurer and Chief Financial Officer (duly authorized officer and principal financial officer)